Exhibit 10.18.2
SECOND AMENDMENT TO
EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2016, by and between CVR GP, LLC, a Delaware limited liability company (the “Company”) and Mark A. Pytosh (the “Executive”).

The Company and the Executive are parties to an Employment Agreement dated as of April 16, 2014, as amended December 19, 2014 (the “Employment Agreement”). The parties hereto desire to amend the Employment Agreement as provided herein.

1.Term. Section 1.1 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in each case pursuant to this Employment Agreement, for a period commencing on May 5, 2014 (the “Commencement Date”) and ending on the earlier of (i) December 31, 2017 and (ii) the termination or resignation of the Executive’s employment in accordance with Section 3 hereof (the “Term”).”
2.Ratify Agreement. Except as expressly amended hereby, the Agreement will remain unamended and in full force and effect in accordance with its terms. The amendments provided herein will be limited precisely as drafted and will not constitute an amendment of any other term, condition or provision of the Agreement.

3.Cross References. References in the Agreement to “Agreement”, “hereof”, “herein”, and words of similar import are deemed to be a reference to the Agreement as amended by this Amendment.

4.Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which constitute one agreement that is binding upon each of the parties, notwithstanding that all parties are not signatories to the same counterpart.

[signature page follows]

The parties have executed this Amendment as of the date first written above.

CVR GP, LLC
/s/ Mark A. Pytosh Mark A. Pytosh	By: /s/ John J. Lipinski Name: John J. Lipinski Title: Executive Chairman

[Signature Page for Second Amendment to Employment Agreement]